================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                    BARRISTER GLOBAL SERVICES NETWORK, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                     BARRISTER GLOBAL SERVICES NETWORK, INC.



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 12, 2000



The Annual Meeting of Stockholders of Barrister Global Services Network, Inc. (the "Company") will be held at the Buffalo and Erie County Public Library Auditorium, Clinton and Ellicott Streets, Buffalo, New York, on September 12, 2000 at 10:00 a.m., local time, for the following purposes:

          1.   To elect six (6) directors.

          2. To transact such other business as may properly come before the meeting.

The close of business on July 17, 2000 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                     By order of the Board of Directors,



                                     Henry P. Semmelhack
                                     President



July 25, 2000


WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                     BARRISTER GLOBAL SERVICES NETWORK, INC.

                               290 ELLICOTT STREET
                             BUFFALO, NEW YORK 14203
                                 (716) 845-5010


                                 PROXY STATEMENT


                    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                               SEPTEMBER 12, 2000



                                     GENERAL



This Proxy Statement and accompanying form of proxy have been mailed on or about July 28, 2000, to all holders of record on July 17, 2000 of Common Stock, par value $.24 per share ("Common Stock") of Barrister Global Services Network, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on September 12, 2000 and at any adjournment or postponements thereof.

Shares represented by an effective proxy in the accompanying form, unless contrary instructions are specified in the proxy, will be voted FOR each of the proposals set forth in the accompanying Notice of Annual Meeting of Stockholders. Any proxy may be revoked at any time before it is voted. A stockholder may revoke his/her proxy by executing another proxy at a later date, by notifying the Secretary of the Company in writing of his/her revocation, or by attending and voting at the Annual Meeting. Revocation is effective only upon receipt of notice by the Secretary.

The Company will bear the cost of soliciting proxies by the Board of Directors. The Board of Directors may use the services of the Company's executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. In addition, the Company will request brokers, nominees and others to forward proxy materials to their principals and to obtain authority to execute proxies. The Company will reimburse such brokers, nominees and others for their reasonable out-of-pocket and clerical expenses incurred by them in so doing.

The securities entitled to vote at the Annual Meeting are shares of Common Stock. Each share of Common Stock is entitled to one vote. The close of business on July 17, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. At that date 11,855,256 shares of Common Stock were outstanding.


                             PRINCIPAL STOCKHOLDERS

CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of June 23, 2000 with respect to the beneficial ownership of the Company's Common Stock by all persons or groups (as such terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be beneficial owners of more than 5% of its outstanding common stock.


===============================================================================================================
           NAME AND ADDRESS                        NUMBER OF SHARES                            PERCENT
                  OF                                 AND NATURE OF                               OF
           BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP (1)                       CLASS (2)
===============================================================================================================
          Henry P. Semmelhack                        1,920,624 (3)                              15.82
        761 Willardshire Blvd.
        Orchard Park, NY 14127

---------------------------------------------------------------------------------------------------------------
            James D. Morgan                            993,752 (4)                               8.29
           34 Ironwood Court
        East Amherst, NY 14051

---------------------------------------------------------------------------------------------------------------
         Richard E. McPherson                          953,888 (5)                               7.97
           13058 Kirby Road
            Akron, NY 14001

---------------------------------------------------------------------------------------------------------------
            Jay S. Moeller                             927,521 (6)                               7.80
           55 Brompton Court
        Orchard Park, NY 14127

---------------------------------------------------------------------------------------------------------------
            Thomas W. Jones                            823,231                                   6.93
          520 Fairhills Drive
         San Rafael, CA 94901

===============================================================================================================

(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings with the Securities and Exchange Commission. Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or to direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Except as otherwise indicated, the named person has sole voting and investment power with respect to the Common Stock set forth opposite his name.

(2) Percentages have been calculated on the basis of 11,885,256 shares of Common Stock outstanding, plus, as appropriate, shares deemed outstanding pursuant to Rule 13d-3(d)(1).

(3) Includes options to purchase 53,700 shares of Common Stock and warrants to purchase 180,000 shares of Common Stock. Also includes 196,900 shares of Common Stock and warrants to purchase 22,500 shares of Common Stock owned by Mr. Semmelhack's wife. Mr. Semmelhack disclaims any beneficial ownership of such shares.

(4) Includes options to purchase 10,000 shares of Common Stock and warrants to purchase 90,000 shares of Common Stock.

(5)  Includes warrants to purchase 90,000 shares of Common Stock.

(6)  Includes options to purchase 5,200 shares of Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the beneficial ownership of Common Stock of the Company as of June 23, 2000 by each director, each executive officer who is named in the Summary Compensation Table, and by all directors and officers as a group.


------------------------------------------------------------------------------------------------------
                                         NUMBER OF SHARES AND
  NAME OF BENEFICIAL OWNER         NATURE OF BENEFICIAL OWNERSHIP (1)         PERCENT OF CLASS (2)
  ------------------------         ----------------------------------         --------------------
  Franklyn S. Barry, Jr.                                 4,000                         *
  Richard P. Beyer                                     291,903  (4)                   2.43
  Warren E. Emblidge, Jr.                               15,000                         *
  Thomas W. Jones  (3)                                 823,231                        6.93
  Richard E. McPherson                                 953,888  (5)                   7.97
  Jay S. Moeller  (3)                                  927,521  (6)                   7.80
  James D. Morgan                                      993,752  (7)                   8.29
  Mark J. Phillips  (3)                                 87,650  (8)                    *
  Henry P. Semmelhack                                1,920,624  (9)                  15.82
  All directors and officers
     as a group (12 persons)                         6,170,387 (10)                  48.85 (10)
------------------------------------------------------------------------------------------------------
*  Less than 1%

(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings with the Securities and Exchange Commission. Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or to direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Except as otherwise indicated, the named person has sole voting and investment power with respect to the Common Stock set forth opposite his name.

(2) Percentages have been calculated on the basis of 11,885,256 shares of Common Stock outstanding, plus, as appropriate, shares deemed outstanding pursuant to Rule 13d-3(d)(1).

(3) Thomas W. Jones, Jay S. Moeller, Mark J. Phillips and two other officers of the Company, having ownership of 1,929,002 shares of Common Stock, were hired by Keystone Solutions US, Inc. ("Keystone") on May 6, 2000 after the sale of the software business of the Company to Keystone. As of that date, these five individuals ceased to be officers of the Company.

(4) Amount includes options to purchase 96,333 shares of Common Stock and warrants to purchase 11,250 shares of Common Stock.

(5)  Includes warrants to purchase 90,000 shares of Common Stock.

(6)  Includes options to purchase 5,200 shares of Common Stock.

(7) Includes options to purchase 10,000 shares of Common Stock and warrants to purchase 90,000 shares of Common Stock.

(8)  Includes options to purchase 79,000 shares of Common Stock.

(9) Includes options to purchase 53,700 shares of Common Stock and warrants to purchase 180,000 shares of Common Stock. Also includes 196,900 shares of Common Stock and warrants to purchase 22,500 shares of Common Stock owned by Mr. Semmelhack's wife. Mr. Semmelhack disclaims any beneficial ownership of such shares.

(10) Includes options to purchase 352,965 shares of Common Stock and warrants to purchase 393,750 shares of Common Stock. After the sale of the software business to Keystone, this group comprises seven persons, owning 4,241,385 shares of Common Stock, or 33.97% of the class.



                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


At the Company's 1997, 1998 and 1999 Annual Meetings of Stockholders, directors were elected to serve in classes. The Company has since been advised that its Certificate of Incorporation and By-Laws do not permit the election of the Board of Directors in classes. Therefore, at the meeting, six directors are to be elected to serve until the next Annual Meeting or until their successors are elected and qualified. The persons named in the enclosed proxy intend to vote the shares represented by proxies for the Board of Directors nominees unless authority to vote for such persons is withheld. If any of those nominated should not continue to be available for election, it is intended that the shares represented by the proxies will be voted for such other person or persons as the Board shall designate. No circumstances are presently known which would render any nominee named herein unavailable for election.

The principal occupation for the last five years of each nominee for election as director is listed below. The information is as of June 23, 2000. None of the nominees is related to an officer of the Company or to any other director.

NOMINEES FOR DIRECTOR

Franklyn S. Barry, Jr. - Age 60                      Director since 1991

Mr. Barry is President and Chief Executive Officer of Hemex, Inc., a privately owned developer and manufacturer of medical devices. He was President of Ingram Software, Inc. (a distributor of microcomputer software and supplies) from 1985 to 1987, and a founder and Chief Executive Officer of its predecessor, Software Distribution Services, Inc. from 1983 to 1985. He has been a Director of Merchants Mutual Insurance Company (a property and casualty underwriter) since 1981, and was a Director of Merchants Insurance Group, Inc. from 1986 to 1994.

Richard P. Beyer - Age 53                            Director since 1982

Mr. Beyer became Vice President Finance and Treasurer of the Company in 1982 following its incorporation and has served in that position continuously since that time. He previously was Vice President Finance and Treasurer of Comptek Research, Inc. ("Comptek") (a manufacturer and marketer of computer systems for the defense industry).

Warren E. Emblidge, Jr. - Age 56                     Director since 1993

Mr. Emblidge has been President of S.J. McCullagh, Inc., an importer, roaster and distributor of coffee and related products, from 1986 to present. From 1987 to 1988 he was Chairman of Joseph Malecki Corporation, a meat processor for the retail trade. Between 1989 - 1992, he was President and founder of Juiceables, Inc., a bag-in-box distributor and President and co-founder of GR8 Nutrition, Inc., a producer of specialty powdered foods for the geriatric and dental markets. Previously Mr. Emblidge served in various executive positions at Goldome FSB/Buffalo Savings Bank, including Executive Vice President of Goldome Realty Credit Corporation, President of Goldome Corporation and Group Vice President of Buffalo Savings Bank.

Richard E. McPherson - Age 67                        Director since 1982

Mr. McPherson served as a Vice President of the Company since its incorporation in 1982 until 1995 when he retired. He was one of the founders of Comptek and served as Vice President of that company prior to April 1982.

James D. Morgan - Age 63                             Director since 1982

Mr. Morgan is currently Vice President and Chief Scientist of Comptek. He served as Vice President of Product Engineering of the Company from 1982 to 1990. He was one of the founders of Comptek and currently serves as a Director of that company.

Henry P. Semmelhack - Age 63                         Director since 1982

Mr. Semmelhack has served as the Company's Chairman of the Board of Directors, Chief Executive Officer and President since its incorporation in 1982. He was one of the founders of Comptek and currently serves as a Director of Comptek. Previously he served as Comptek's Chairman of the Board, Chief Executive Officer and President. Mr. Semmelhack is also a Director of Merchants Group, Inc.

THE NOMINEES RECEIVING THE GREATEST NUMBER OF VOTES REPRESENTED AT THE MEETING (IN PERSON OR BY PROXY) WILL BE ELECTED DIRECTORS, ASSUMING A QUORUM IS PRESENT AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE ABOVE-NAMED NOMINEES.



                             INFORMATION CONCERNING
                   THE BOARD OF DIRECTORS AND BOARD COMMITTEES

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held a total of 9 meetings during the fiscal year ended March 31, 2000. The Company has two committees: the Audit Committee and the Compensation Committee.

The Audit Committee consisted of directors Morgan, Barry and Emblidge and met two times during the fiscal year ended March 31, 2000. The Audit Committee's functions include recommending to the Board of Directors the engagement of the Company's independent certified public accountants, reviewing with such accountants the plan for and results of their auditing engagement and the independence of such accountants.

The Compensation Committee consisted of directors Barry, Morgan and Emblidge and met three times during the fiscal year ended March 31, 2000. The Compensation Committee reviews and makes recommendations with respect to compensation of officers and key employees and administers the Company's Stock Incentive Plans.

During the fiscal year ended March 31, 2000, no director attended fewer than all meetings of the Board of Directors and the committees, if any, on which the director served for the fiscal year, except for Mr. Emblidge, Mr. McPherson and Mr. Beyer who attended all meetings except one.



                        COMPENSATION AND RELATED MATTERS

COMPENSATION OF DIRECTORS

Employee directors receive no additional compensation for service on the Board of Directors or its committees. Directors who are not employees receive a $4,000 annual retainer, payable semiannually plus a fee of $500 for each Board and committee meeting attended with a $500 maximum per day.

EXECUTIVE COMPENSATION

The following table shows the compensation during each of the Company's last three fiscal years paid to the Company's Chief Executive Officer and the other most highly compensated officers of the Company whose compensation exceeded $100,000, based on compensation earned during the fiscal year ended March 31, 2000.


                                                   SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------
                                      Annual Compensation                                 Long Term Compensation
                                      -------------------                                 ----------------------

                                                            Other                       Securities
Name and                                                    Annual      Restricted      Underlying     LTIP      All Other
Principal                     Fiscal                        Compen-     Stock           Options/      Payouts    Compen-
Position                       Year   Salary($)  Bonus($)   sation($)   Award(s)($)     SARs (#)        ($)      sation($)
------------                  ------  ---------  --------  -----------  ------------    ------------  -------    ----------
Henry P. Semmelhack           2000      181,354      -          -             -           8,700          -           -
Chief Executive Officer       1999      155,871      -          -             -             -            -           -
                              1998      138,659      -          -             -             -            -           -

Jay S. Moeller                2000      169,312      -          -             -           5,200          -           -
President - Software
Division

Mark J. Phillips              2000      107,376      -          -             -           2,000          -           -
Vice President                1999       93,860   13,000        -             -             -            -           -

Thomas W. Jones               2000      100,255      -          -             -           1,700          -           -
Vice President

David L. Blankenship          2000       98,660      -          -             -          51,800          -           -
Senior Vice President         1999       97,700   15,000        -             -          50,000          -           -
Services Operations
-----------------------------------------------------------------------------------------------------------------------------

As of May 6, 2000, Jay S. Moeller, Mark J. Phillips and Thomas W. Jones became employees of Keystone upon completion of the sale of the software business of the Company to Keystone.

The amount reported in the compensation table above does not include expenditures made by the Company for an automobile and insurance benefits. These benefits did not exceed the lesser of $25,000 or 10% of the compensation reported in the table above.


                       STOCK OPTION GRANTS IN FISCAL 2000

The following table contains information relating to stock options granted to the named executive officers in fiscal 2000.


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Potential Realizable Value
                                                                                                  of Assumed Annual Rates
                                                                                                   of Stock Price Appreciation
                                                                                                        For Option Term
                                                                                                  -----------------------------
                                 Number            % of Total
                                of Shares       Options Granted
                               Underlying       to All Employees   Exercise Price     Expiration
           Name              OptionsGranted       in Fiscal Year      Per Share          Date        5% (1)        10% (1)
           ----              --------------       --------------   --------------     ----------     ------        -------
Henry P. Semmelhack                8,700              2.03%             $1.00          1/20/10        5,471         13,866
Jay S. Moeller                     5,200              1.21%             $1.00          1/20/10        3,270          8,287
Mark J. Phillips                   2,000              0.47%             $1.00          1/20/10        1,258          3,187
Thomas W. Jones                    1,700              0.40%             $1.00          1/20/10        1,069          2,709
David L. Blankenship              50,000             11.68%             $1.62          9/22/09       51,098        129,492
                                   1,800              0.42%             $1.00          1/20/10        1,132          2,869
---------------------------------------------------------------------------------------------------------------------------------

(1) The dollar amounts in these columns were calculated using an assumed annual compounded growth over the term of the option of 5% and 10%, respectively. Use of this model should not be viewed in any way as a forecast of the future performance of the Company's stock, which will be determined by future events and unknown factors. The closing price of the Common Stock on the American Stock Exchange on March 31, 2000 was $1.8125.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

The following table reflects the number of stock options exercised by the named executive officers in fiscal 2000, the total gain realized upon exercise, the number of stock options held at the end of the year, and the realizable gain of the stock options that are "in-the-money." In-the-money stock options are stock options with exercise prices that are below the year-end stock price because the stock value increased since the date of the grant.


-----------------------------------------------------------------------------------------------------------------------------
                                                                 Number of Securities           Value of Unexercised
                                                                Underlying Unexercised          In-the-Money Options
                                                              Options/SARs at FY-End (#)         at FY-End ($)(2)
                                                              --------------------------         -------------------
                               Shares
                              Acquired          Value
           Name              On Exercise   Realized ($)(1)  Exercisable    Unexercisable    Exercisable   Unexercisable
           ----              -----------   ---------------  -----------    -------------    -----------   -------------
Henry P. Semmelhack             30,000          36,000          95,700              -           109,275            -
Jay S. Moeller                       -               -           5,200              -             4,225            -
Mark J. Phillips                     -               -          71,666          7,334            76,770        3,042
Thomas W. Jones                  1,700           1,700               -              -                 -            -
David L. Blankenship            10,000          17,500          45,132         96,668            24,170       34,792
-----------------------------------------------------------------------------------------------------------------------------

(1) Based upon the difference between the closing price of the common stock on the American Stock Exchange on the date of exercise and the exercise price for the stock option.
(2) Based on the closing price of the common stock on the American Stock Exchange on March 31, 2000, or $1.8125 per share.


RETIREMENT SAVINGS PLAN

The Company established a defined contribution plan effective April 1, 1986, known as the Barrister Global Services Network, Inc. Retirement Savings Plan (the "Savings Plan"). The Savings Plan is intended to meet the requirements of
Section 401(k) of the Code. All employees who are at least twenty-one years of age and who complete one year of service in which they are credited with at least 1,000 hours of service are eligible to join the Savings Plan. Under the Savings Plan employees are permitted to contribute up to the lesser of 15% of their compensation or $10,500.

Contributions under the Savings Plan are made by the Company only with respect to those participants who agree to contribute a portion of their compensation from the Company. Initial contributions under the Savings Plan commenced on April 1, 1986.

A participant at all times is 100% vested in the total contributions made by the participant and the Company. Distributions are made under the Savings Plan only upon retirement, death, disability, termination of employment or in the case of certain hardships.

All contributions under the Savings Plan are placed into individual accounts for each participant. Each year the Company contributes, on behalf of each participant, an amount equal to 20% of the first 4% of compensation contributed by each participant.

STOCK INCENTIVE PLANS

The Company's 1999 Stock Incentive Plan (the "Plan") was approved by the Board of Directors on June 29, 1999 and approved by the stockholders on September 16, 1999. This plan succeeded the Company's 1989 Stock Incentive Plan (the "Prior Plan"), which authorized 900,000 shares of Common Stock to be available for the grant of options and/or restricted stock and/or stock bonuses. Per the terms of the Prior Plan, no options could be granted after December 31, 1999.

The Plan is designed to help the Company in retaining and attracting personnel of outstanding competence by rewarding them for their achievements. The Plan also is intended to encourage a sense of proprietary interest by such personnel by providing them with a means to acquire, or increase an interest in the Company as a stockholder.

The Plan also is intended to provide a means of compensating non-employee directors of the Company by compensation in a form other than cash.

Under the Plan, the Company may grant stock options, including incentive stock options qualifying under Section 422 of the Internal Revenue Code ("Incentive Stock Options") and non-qualified stock options ("Non-Qualified Stock Options") collectively, ("Options"), restricted stock ("Restricted Stock"), a stock bonus, a cash bonus for not more than the anticipated tax liability associated with the grant, exercise or vesting of an option or share of restricted stock, or a loan for the purpose of exercising an option granted under the Plan or the payment of any taxes as aforesaid (any of the foregoing being an "Incentive Award"). Under the Plan, 600,000 shares of Common Stock are available for Incentive Awards, subject to adjustment on certain events. To the extent that shares of Common Stock subject to an outstanding Incentive Award are not delivered by reason of the expiration, termination, cancellation or forfeiture of such award, then such shares of Common Stock shall again be available under the Plan.

Each Option granted under the Plan is, and will be, evidenced by an agreement in a form approved by the Committee. Each Option shall be identified in the agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option. No grants will be made under the Plan after December 31, 2008.

The exercise price of each Incentive Stock Option must be at least 100% of the fair market value per share of the Company's Common Stock, as determined by the Board of Directors on the date of grant. The exercise price may be paid in cash or with previously owned shares of Common Stock or both. The options are exercisable commencing after a minimum period determined by the Board of Directors and not more than ten years after the date of grant. The exercise price of options granted to employees possessing more than 10% of the combined voting power of all classes of capital stock on the effective date of the grant must be not less than 110% of fair market value on the date of grant, and the options may not be exercised more than five years after the date of grant.

The Plan provides for the issuance of Restricted Stock which enables non-employee as well as otherwise eligible employees and directors to receive Restricted Stock partially or entirely in lieu of or in addition to cash compensation.

In the case where payment of the exercise price of an Option with shares of Common Stock is approved, an additional number of Options of the same nature (i.e. Incnetive Stock Opitions or Non-Qualified Stock Options) may be granted in an amount not exceeding the number of shares surrendered in payment, which additional Options are exercisable at such price and such time and upon such terms as are established by the Committee and as otherwise in compliance with the Plan.

At March 31, 2000, options under the Prior Plan covering an aggregate of 595,635 shares were outstanding and 437,298 options were exercisable. During the last fiscal year, 59,000 options were granted, 109,000 options were cancelled and 115,293 options were exercised under the Prior Plan.

At March 31, 2000, options under the Plan covering an aggregare of 314,300 shares were outstanding and 102,330 shares were available for issuance in connection with further options and awards. 20,800 shares were exercisable. During the last fiscal year, 369,500 options were granted, 53,500 options were cancelled and 1,700 options were exercised under the Plan. In addition, 181,670 shares were issued as stock bonuses.



CERTAIN TRANSACTIONS

The Company has a demand loan and a term note with BIS Partners, L.P. ("BIS Partners"), a limited partnership composed of private investors. The demand loan was created in fiscal 2000 from the conversion of certain past due amounts associated with the term note. The term note is secured by Company assets and receivables. Partners in BIS Partners include Company officers Semmelhack and Beyer and Company directors McPherson and Morgan. On March 31, 2000, the balance of the demand loan was $264,000 and the balance of the term note was $896,485. On May 5, 2000, the demand loan was repaid in full from the proceeds generated from the sale of the Company's software business. The term note will continue to be paid in accordance with its terms.

On August 31, 1995, BIS Partners forgave $450,000 of the term debt owed by the Company. At the same time, 450,000 warrants were issued to BIS Partners to purchase up to 450,000 shares of Common Stock. The price per share for purchase of the Common Stock upon exercise of the warrant is $1.9375, the closing price of the Common Stock on August 31, 1995. The warrants expire on August 31, 2005. No warrants have been exercised.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that for the year ended March 31, 2000, all filing requirements applicable to its officers, directors, and greater-than-ten-percent beneficial owners were met, except for one Form 4 filing by David L. Blankenship which was due in September 1999 , but not filed until May 2000, due to an oversight.


                                OTHER INFORMATION

DIRECTORS AND OFFICERS LIABILITY INSURANCE

The Company, pursuant to its By-Laws, indemnifies its directors and officers as permitted by law in connection with proceedings which might be instituted against them by reason of their service for or on behalf of the Company. The Company has purchased directors' and officers' liability insurance which provides insurance and indemnification for the Company and its directors and officers. Coverage is provided by the Reliance Insurance Company of Philadelphia, Pennsylvania, and expires August 1, 2000. It is anticipated that the Company will seek to renew its directors' and officers' liability insurance coverage.

STOCKHOLDERS' PROPOSALS FOR FISCAL 2001 ANNUAL MEETING

Stockholders may submit proposals appropriate for stockholder action at the Company's 2001 Annual Meeting. For such proposals to be considered for inclusion in the proxy statement and formal proxy for the 2001 Annual Meeting, they must be received by the Company no later than February 22, 2001. Proposals should be directed to the Secretary of Barrister Global Services Network, Inc., 290 Ellicott Street, Buffalo, New York 14203.

OTHER BUSINESS

As of the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Annual Meeting is set forth above. If any other matter is properly brought before the Annual Meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.


                                    By the Order of the Board of Directors,



                                    Henry P. Semmelhack
                                    President


Dated:   July 25, 2000

                     BARRISTER GLOBAL SERVICES NETWORK, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR ANNUAL MEETING OF STOCKHOLDERS, SEPTEMBER 12, 2000



         The undersigned hereby appoints HENRY P. SEMMELHACK and RICHARD P. BEYER as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Barrister Global Services Network, Inc. held of record by the undersigned on July 17, 2000 at the Annual Meeting of Stockholders to be held on September 12, 2000, or any adjournments thereof, upon the matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting. THIS PROXY WILL BE VOTED FOR ELECTION OF THE DIRECTORS AND FOR ALL OTHER ITEMS, UNLESS A CONTRARY INSTRUCTION IS GIVEN, IN WHICH CASE IT WILL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION.



          PLEASE FILL IN, DATE AND SIGN ON THE REVERSE SIDE AND RETURN
                    THIS PROXY IN THE ACCOMPANYING ENVELOPE.

                                PROXY BALLOT CARD
                     BARRISTER GLOBAL SERVICES NETWORK, INC.
                                  COMMON STOCK


                --------------                         ------------
                Account Number                         Common Stock



THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL THE NOMINEES IN PROPOSAL 1.

    ****************************************************************************

1.   ELECTION OF       FOR all nominees             WITHHOLD
     DIRECTORS:        listed below (except         AUTHORITY to vote
                       as marked to the             for all nominees listed
                       contrary below)

                             [  ]                           [  ]


     Franklyn S. Barry, Jr., Richard P. Beyer, Warren E. Emblidge, Jr., James D. Morgan,

     Richard E. McPherson, Henry P. Semmelhack


     WITHHOLD AUTHORITY to vote for the following nominees only (write name(s)):



    ****************************************************************************

 [                    ]        Please sign here exactly as name appears to left.

                               Dated:  ______________________, 2000



 [                    ]       --------------------------------------------------
                              Signature of Stockholder



                              --------------------------------------------------
                              Signature of Stockholder
                              Persons signing in a representative capacity should indicate their capacity.